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                                                                    EXHIBIT 10.2


                              U.S. AGENCY AGREEMENT



July 17, 2002

Golden Star Resources Ltd.
10579 Bradford Road
Suite 103
Littleton, Colorado
80127-4247


ATTENTION: MR. PETER J. BRADFORD, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dear Sir:

         Golden Star Resources Ltd. (the "CORPORATION" ), proposes to issue, at the Time of Closing (as hereinafter defined), 6,916,000 units (collectively, the "UNITS" and individually, a "UNIT") of the Corporation (the "OFFERED SECURITIES" or the "SECURITIES"), each Unit consisting of one (1) common share (a "COMMON SHARE") of the Corporation and one-half ( 1/2) common share purchase warrant, each whole warrant exercisable at a price per Common Share of Cdn. $2.28 until July 24, 2004 (each whole warrant, a "WARRANT") at an offering price of Cdn. $1.90 per Unit for aggregate gross proceeds of Cdn. $13,140,400. Based upon and subject to the terms and conditions set out below, Canaccord Capital Corporation
(USA) Inc. (the "U.S. LEAD MANAGER") and BMO Nesbitt Burns Corp. (collectively the "U.S. AGENTS" and, individually, a "U.S. AGENT") hereby propose to offer the Offered Securities for sale, as agents of the Corporation, on a best efforts basis with no minimum or dollar amount requirement, in the manner contemplated in this Agreement. The offering of the Offered Securities by the Corporation pursuant to this U.S. Agreement is hereinafter referred to as the "OFFERING".

         It is understood and agreed to by all parties that the Corporation is concurrently entering into an agreement (the "CANADIAN UNDERWRITING AGREEMENT") providing for the sale by the Corporation of 14,000,000 Units in Canada, through arrangements with Canaccord Capital Corporation and BMO Nesbitt Burns Inc. (together, the " CANADIAN UNDERWRITERS"). Anything herein or therein to the contrary notwithstanding, the closing under this Agreement is expressly conditional on the closing under the Canadian Underwriting Agreement. Two forms of prospectus are to be used in connection with the offering and sale of the Securities contemplated by the foregoing, one relating to the Securities offered hereunder and the other related to the Securities offered by the Canadian Underwriters. The latter form of prospectus will be identical to the former except for the addition of certain pages in respect of Canadian Securities Laws requirements as included in the U.S. Registration Statement and amendments thereto.

         The Corporation shall pay to the U.S. Lead Manager, on behalf of the U.S. Agents, a fee (the "AGENTS' FEE") at the Time of Closing equal to Cdn. $0.1045 per Offered Security sold

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                                      - 2 -


pursuant to the terms of this U.S. Agreement (being 5.5% of the issue price per Offered Security) in consideration of the services to be rendered by the U.S. Agents in connection with the Offering. Such services shall include, without limitation: (i) acting as financial advisors to the Corporation in the preparation of documentation relating to the sale of the Securities; (ii) forming and managing banking, selling and other groups for the sale of the Securities; (iii) distributing the Securities to the public both directly and through other registered dealers and brokers; (iv) assisting the Corporation in connection with the preparation and finalization of the U.S. Preliminary Prospectus, the U.S. Prospectus (each as hereinafter defined) and the Canadian forms of such prospectuses, qualifying the distribution of, or registering, as the case may be, the Securities; (v) performing administrative work in connection with these matters; and (vi) all other services arising out of the agreement resulting from the Corporation's acceptance of this offer.

         The U.S. Agents and the Corporation acknowledge that Schedule A, Schedule B and Schedule C form a part of this U.S. Agreement.

         The following in addition to the above preamble are the terms and conditions of the agreement between the Corporation and the U.S. Agents:

SECTION 1 DEFINITIONS AND INTERPRETATION

(1)      In this U.S. Agreement:

         "BUSINESS DAY" means any day other than a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Ontario and the City of New York, New York;

         "CANADIAN SECURITIES LAWS" means, collectively, all applicable securities laws of each of the Qualifying Provinces and the respective rules and regulations under such laws, together with applicable published policy statements, notices and orders of the securities regulatory authorities in the Qualifying Provinces;

         "EXCHANGES" means the Toronto Stock Exchange ("TSX") and the American Stock Exchange ("AMEX");

         "INTER-DEALER AGREEMENT" means that certain inter-dealer agreement, dated the date hereof, between the Canadian Underwriters and the U.S. Agents;

         "MATERIAL SUBSIDIARIES" means the entities set out in Schedule A in which the Corporation holds the types and percentages of securities or other ownership interests therein set forth;

         "MATERIAL RESOURCE PROPERTIES" has the meaning ascribed thereto in
         Section 6(1)(j) hereof;

         "QUALIFYING PROVINCES" means the provinces of Canada in which the Corporation has filed a Canadian preliminary short form prospectus and a (final) short form prospectus in respect to the Securities to be sold by the Canadian Underwriters in Canada;

         "RESOURCE PROPERTIES" has the meaning ascribed thereto in Section 6(1)(j) hereof;


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                                      - 3 -



         "SEC" means the United States Securities and Exchange Commission;

         "STOCK OPTION PLANS" means the stock option plans of the Corporation as approved by the shareholders of the Corporation, as constituted on the date hereof;

         "TIME OF CLOSING" has the meaning ascribed thereto in Section 10(1) hereof;

         "UNITED STATES" means the United States of America, its territories and possessions, any state of the United States, the District of Columbia, and the areas subject to the jurisdiction of the United States of America;

         "U.S. EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended;

         "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended;

         "U.S. SECURITIES LAWS" means the applicable blue sky or securities legislation in the United States, together with the U.S. Exchange Act and the U.S. Securities Act and the rules and regulations of the SEC and the applicable state securities regulatory authorities thereunder; and

         "WARRANT INDENTURE" means the warrant indenture to be entered into between the Corporation and CIBC Mellon Trust Company, as warrant agent, providing for the creation and issue of the Warrants.

(2) The division of this Agreement into sections, subsections, paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless something in the subject matter or context is inconsistent therewith, references herein to sections, subsections, paragraphs and other subdivisions are to sections, subsections, paragraphs and other subdivisions of this U.S. Agreement.

(3) Except as otherwise indicated, all amounts expressed herein in terms of money refer to lawful currency of the United States and all payments to be made hereunder shall be made in such currency.

SECTION 2 COMPLIANCE WITH SECURITIES LAWS

         The Corporation represents and warrants to, and covenants and agrees with, each of the U.S. Agents that:

(1) A registration statement on Form S-3 (File No. 333-91666) (the "INITIAL REGISTRATION STATEMENT"), including the exhibits thereto, and including the Incorporated Documents (as defined below) in respect of the Securities has been filed with the SEC in compliance with the U.S. Securities Act and all applicable rules and regulations thereunder.

(2) The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered by the Corporation, and, excluding exhibits thereto but including all documents incorporated by reference in the form of prospectus, to be used


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                                      - 4 -


         in the United States by the U.S. Agents to market the Securities contained therein, delivered by the Corporation, has been declared effective by the SEC in such form; and no stop order suspending the effectiveness of the Initial Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the SEC (any form of preliminary prospectus, to be used in the United States by the U.S. Agents to market the Securities included in the Initial Registration Statement is hereinafter called a "U.S. PRELIMINARY PROSPECTUS" and any form of preliminary prospectus to be used in Canada by the Canadian Underwriters to market the Securities is hereafter called a "CANADIAN PRELIMINARY PROSPECTUS"); the various parts of the Initial Registration Statement, including all exhibits thereto and including (A) the information contained in the forms of final prospectuses timely filed with the SEC pursuant to 424(b) under the U.S. Securities Act and deemed by virtue of Rule 430A under the U.S. Securities Act to be part of the Initial Registration Statement at the time it was declared effective, and (B) the documents incorporated by reference in the form of prospectuses contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively referred to as the "U.S. REGISTRATION STATEMENT"; such final prospectus, to be used in the United States by the U.S. Agents to market the Securities is hereinafter called the "U.S. PROSPECTUS" and any form of final prospectus to be used in Canada by the Canadian Underwriters to market the Securities is hereinafter called a "CANADIAN PROSPECTUS"; any reference herein to any U.S. Preliminary Prospectus or the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the U.S. Securities Act (the "INCORPORATED DOCUMENTS"), as of the date of such U.S. Preliminary Prospectus or the U.S. Prospectus shall be deemed to refer to and include any documents filed after the date of such U.S. Preliminary Prospectus or U.S. Prospectus, as the case may be, under the U.S. Exchange Act, and incorporated by reference in such U.S. Preliminary Prospectus or U.S. Prospectus, as the case may be.

(3) No order preventing or suspending the use of any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus has been issued by the SEC or an applicable Canadian securities regulatory authority in any of the Qualifying Provinces, and each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the U.S. Securities Act and the rules and regulations of the SEC thereunder, and the Canadian Securities Laws, respectively, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(4) The documents incorporated by reference in the U.S. Prospectus, when they became effective or were filed with the SEC, as the case may be, conformed in all material respects to the requirements of the U.S. Securities Act or the U.S. Exchange Act, as applicable, and the rules and regulations of the SEC thereunder, and none of such documents contained an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the U.S. Prospectus or any further


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                                     - 5 -


         amendment or supplement thereto, when such documents became effective or are filed with the SEC, as the case may be, will conform in all material respects to the requirements of the U.S. Securities Act or the U.S. Exchange Act, as applicable, and the rules and regulations of the SEC thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(5) The U.S. Registration Statement and any U.S. Preliminary Prospectus, at the time each was filed with the SEC pursuant to Rule 424(b) under the U.S. Securities Act and when delivered to the U.S. Agents for their use in marketing the Securities conform, and the U.S. Prospectus at the time it is filed with the SEC pursuant to Rule 424(b) under the U.S. Securities Act, when delivered to the U.S. Agents for their use in making confirmations of sales of the Securities, and at the Closing Date (as defined herein) do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any further amendments or supplements to the U.S. Registration Statement or the U.S. Prospectus will conform, in all material respects to the requirements of the U.S. Securities Act and the rules and regulations of the SEC thereunder and do not and will not, as of the applicable effective date as to the U.S. Registration Statement and any amendment thereto and as of the applicable filing date as to the U.S. Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(6) The Canadian Preliminary Prospectus, at the time it was filed with the SEC pursuant to Rule 424(b) under the U.S. Securities Act and when delivered to the Canadian Underwriters for their use in marketing the Securities conforms, and the Canadian Prospectus at the time it is filed with the SEC pursuant to Rule 424(b) under U.S. Securities Act, when delivered to the Canadian Underwriters for their use in making confirmations of sales of the Securities, and at the Closing Date (as defined herein) will not and any further amendments or supplements to the Canadian Prospectus will conform, in all material respects to the requirements of the U.S. Securities Act and the rules and regulations of the SEC thereunder and do not and will not, as of the applicable filing date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(7) The U.S. Prospectus and the Canadian Prospectus, and any supplements thereto, shall each have been filed with the SEC within the time period prescribed for such filing by Rule 424(b) under the U.S. Securities Act; and all requests for additional information on the part of the SEC in connection with the U.S. Registration Statement shall have been complied with to the reasonable satisfaction of the U.S. Agents.

SECTION 3 DUE DILIGENCE

         Prior to the Time of Closing, and, if applicable, prior to the filing of any amendment to the U.S. Prospectus, including on any intervening weekends, the Corporation shall allow the U.S. Agents to participate fully in the preparation of such documents and shall allow the U.S.

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                                      - 6 -


Agents to conduct all due diligence that the U.S. Agents may require to conduct in order to fulfil their obligations as agents and in order to enable the U.S. Agents responsibly to execute any certificate required to be executed by them, provided, however, that this Section 3 is not intended to operate as a condition of the Offering.

SECTION 4 CONDITIONS OF THE OFFERING

         The U.S. Agents' obligations under this Agreement are conditional upon and subject to:

(1) the U.S. Agents receiving at the Time of Closing favourable legal opinions to be delivered to the U.S. Agents by Field Atkinson Perraton LLP, Canadian counsel to the Corporation and Stoel Rives LLP, the Corporation's U.S. counsel (who may rely, to the extent appropriate in the circumstances, on the opinions of local counsel acceptable to counsel to the Corporation as to the qualification or the registration of the Securities for sale to the public in Canada and the United States and as to other matters governed by the laws of the Qualifying Provinces other than the provinces in which they are qualified to practice and may rely, to the extent appropriate in the circumstances, as to matters of fact on certificates of officers, of public officials and Exchange officials or of the auditors or transfer agent of the Corporation) dated the Closing Date, addressed to the U.S. Agents and their counsel, as to those matters set forth in Schedule B hereto, dated the Closing Date, and in form and substance satisfactory to the U.S. Agents and their counsel;

(2)      the U.S. Agents having received the comfort letter referred to in
         Section 9(1)(a);

(3) the U.S. Agents having received a comfort letter, dated the Closing Date, in form and substance satisfactory to the U.S. Agents, acting reasonably, bringing forward to a date not more than two business days prior to the Closing Date the information contained in the comfort letter referred to in Section 9(1)(a);

(4) the U.S. Agents receiving at the Time of Closing a legal opinion (or opinions), dated the Closing Date in form and substance satisfactory to the U.S. Agents and their counsel, addressed to the U.S. Agents and their counsel, from local counsel to the Corporation, as to mining title matters with respect to each of the Material Resource Properties;

(5) the U.S. Agents receiving at the Time of Closing a legal opinion (or opinions) dated the Closing Date, in form and substance satisfactory to the U.S. Agents and their counsel, addressed to the U.S. Agents and their counsel, from local counsel to the Corporation, stating that each of Caystar Holdings, Bogoso Holdings, Bogoso Gold Limited and Wasford Holdings has been duly created and is validly existing under the laws of the jurisdiction in which it was incorporated, amalgamated or continued, and that the Corporation or a Material Subsidiary owns all of the issued and outstanding share capital of each such corporation, except as set out in Schedule A, in each case addressed to the U.S. Agents and their counsel, dated the Closing Date, and in form and substance satisfactory to the U.S. Agents and their counsel;



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(6)      at the Time of Closing, there having been no material adverse change in the business, affairs, operations, assets, liabilities or financial condition of the Corporation on a consolidated basis since the date hereof;

(7) at the Time of Closing, CIBC Mellon Trust Company, at its principal office in Vancouver, having been duly appointed as the transfer agent and registrar for the Common Shares and warrant trustee for the Warrants and the Warrant Indenture relating to the Warrants having been executed by the Corporation and CIBC Mellon Trust Company; and

(8) the Canadian Underwriting Agreement having been executed by the Corporation and the Canadian Underwriters, and none of the Canadian Underwriters shall have relied upon any rights of termination in the Canadian Underwriting Agreement to terminate the offering of the Securities in Canada and all conditions to the Canadian Underwriters obligations thereunder having been waived or satisfied;

(9) the Corporation delivering a certificate signed on behalf of the Corporation by the Chief Executive Officer of the Corporation and the Chief Financial Officer of the Corporation, addressed to the U.S. Agents and dated the Closing Date, in a form satisfactory to the U.S. Agents and their counsel, certifying for and on behalf of the Corporation and not in their personal capacities that, to the actual know ledge of the persons signing such certificate, after having made due inquiry:

         (a) the Corporation has complied in all respects with all covenants and satisfied all terms and conditions of this U.S. Agreement on its part to be complied with and satisfied at or prior to the Time of Closing on the Closing Date;

         (b) no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Corporation or prohibiting the sale of the Securities or any of the Corporation's issued securities has been issued and no proceeding for such purpose is pending or, to the knowledge of such officers, threatened; and

         (c) all of the representations and warranties made by the Corporation in this U.S. Agreement are true and correct as of the Time of Closing with the same force and effect as if made at and as of the Time of Closing after giving effect to the transactions contemplated hereby;

(10) the National Association of Securities Dealers, Inc. ("NASD") has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements related to the offering;

(11) the U.S. Agents shall have received favourable opinions of Stikeman Elliott and Dorsey & Whitney LLP, their Canadian and U.S. counsel, respectively, as to such matters as the U.S. Agents shall reasonably request; and

(12) the U.S. Agents receiving at the Time of Closing such further certificates, opinions of counsel and other documentation from the Corporation as are consistent with the transactions contemplated herein.


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SECTION 5 COVENANTS OF THE U.S. AGENTS

         The U.S. Agents:

         (a) shall offer or arrange the offer of the Securities for sale to the public, directly and through other investment dealers and brokers (the U.S. Agents, together with such other investment dealers and brokers, are referred to herein as the "SELLING FIRMS"), only as permitted by and in compliance with all relevant laws and regulatory requirements (including under the U.S. Securities Act), upon the terms and conditions set forth in the U.S. Prospectus and in this U.S. Agreement and will require each Selling Firm to so agree;

         (b) shall not solicit offers to purchase or sell the Securities so as to require registration thereof or the filing of a prospectus or similar document with respect thereto under the laws of any jurisdiction other than the United States, and will require each Selling Firm to agree with the U.S. Agents not to so solicit or sell. In this connection, the U.S. Agents agree that they will not offer or sell any of the Securities constituting a part of their allotment within Canada except, if applicable, through the Canadian Underwriters on the terms and conditions set forth in the Canadian Underwriting Agreement and the Inter-Dealer Agreement and in compliance with the Canadian Securities Laws;

         (c) agree that if they offer to sell or sell any Securities in jurisdictions other than the United States and Canada (which may include Europe), such offers and sales shall be effected in accordance and compliance with the applicable laws of such jurisdictions and shall be effected in such manner so as not to: (i) require registration of the Securities, or the filing of a prospectus or other document with respect thereto; or
                  (ii) subject the Corporation to any continuous disclosure or similar reporting requirements under the laws of any jurisdiction outside the provinces of Canada or the United States;

         (d) shall use all reasonable efforts to complete and to cause the other Selling Firms to complete the distribution of the Securities as soon as practicable;

         (e) shall notify the Corporation when, in their opinion, the U.S. Agents and the other Selling Firms have ceased distribution of the Securities; and

         (f) shall comply with all U.S. Securities Laws with respect to the use of "green sheets" and other marketing materials.

(2) Notwithstanding the foregoing, no U.S. Agent shall be liable to the Corporation with respect to any other U.S. Agent under this Section 5.

SECTION 6 REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

(1) The Corporation hereby represents and warrants to the U.S. Agents, intending that the same may be relied upon by the U.S. Agents, that:


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                                      - 9 -


         (a) each of the Corporation and the Material Subsidiaries has been duly incorporated, continued or amalgamated and organized and is validly existing under the laws of its jurisdiction of incorporation, continuance or amalgamation, has all requisite corporate power and authority to carry on its business as now conducted and as contemplated by the U.S. Prospectus, and to own, lease and operate its properties and assets, and the Corporation has all requisite power and authority to carry out its obligations under this U.S. Agreement;

         (b) the only major operating subsidiaries of the Corporation are listed in Schedule A;

         (c) the Corporation or one of its Material Subsidiaries owns the issued and outstanding shares of each of the Material Subsidiaries as set out in Schedule A, in each case free and clear of any pledge, lien, security interest, charge, claim or encumbrance;

         (d) upon completion of the acquisition of the Wassa Transactions (as defined below) as described in the U.S. Preliminary Prospectus and the U.S. Prospectus, Wasford Holdings will own 90% of the issued and outstanding shares of Wexford Goldfields Limited, free and clear of any pledge, lien, security interest, charge, claim or encumbrance, other than as is held for the benefit of Bayerische Hypo-und Vereinsbank AG, Dresdner Bank AG, Fortis Bank (Nederland) N.V. and Standard Bank London Limited (the "SECURED BANKS"), which banks are providing funding in respect of the acquisition;

         (e) the Corporation meets the requirements for the use of Form S-3 under the U.S. Securities Act;

         (f) no order, ruling or determination having the effect of ceasing, suspending or restricting trading in any securities of the Corporation or the sale of the Common Shares or Warrants comprised in the Securities has been issued and no proceedings, investigations or inquiries for such purpose are pending or, to the Corporation's knowledge, threatened;

         (g) the Corporation's Common Shares are posted and listed for trading on the Exchanges and the Corporation is not in default in any material respect of any of the listing requirements of the Exchanges;

         (h) other than options under the Corporation's Stock Option Plans, the Corporation is not a party to and has not entered into any agreement, warrant, option, right or privilege reasonably capable of becoming an agreement, for the purchase, subscription or issuance of any Common Shares or securities convertible into or exchangeable for Common Shares other than as set out in Schedule C;

         (i) as at the date hereof, the authorized share capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of First Preferred shares, of which 67,000,703 Common Shares and no First Preferred shares are issued and outstanding;


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                                     - 10 -


         (j) the Corporation and each of the Material Subsidiaries have conducted and are conducting their respective businesses in compliance with all applicable laws, rules, regulations, tariffs, orders and directives, including without limitation, all laws, regulations and statutes relating to mining and to mining claims, concessions or leases, and environmental, health and safety laws, rules, regulations, or policies or other lawful requirements of any governmental or regulatory bodies having jurisdiction over the Corporation and the Material Subsidiaries in each jurisdiction in which the Corporation or the Material Subsidiaries carries on their respective businesses, other than those in respect of which the failure to comply would not individually or in the aggregate be material, and each of the Corporation and the Material Subsidiaries holds all certificates, authorities, permits, licenses, registrations and qualifications (collectively, the "AUTHORITIES") in all jurisdictions in which each carries on its business and which are material for and necessary or desirable to carry on their respective businesses as now conducted and to the best of the Corporation's knowledge, information and belief all the Authorities are valid and existing and in good standing and none of the Authorities contain any burdensome term, provision, condition or limitation which has or is likely to have any material adverse effect on the business of the Corporation and the Material Subsidiaries (taken as a whole) as now conducted or as proposed to be conducted, and neither the Corporation nor any of the Material Subsidiaries has received any notice of proceedings relating to the revocation or modification of any of the Authorities which, singly or in the aggregate, if the subject of an unfavourable decision, ruling or finding, would materially adversely affect the business, operations, financial condition, or income of the Corporation or the Material Subsidiaries (taken as a whole) or any notice of the revocation or cancellation of, or any intention to revoke or cancel, any of the mining claims, concessions or leases comprising:

                  (i)      the Bogoso property;

                  (ii)     the Prestea property;

                  (iii)    the Paul Isnard property;

                  (iv)     the Yaou and Dorlin properties; and

                  (v)      the St. Elie property;

                  (each as described in the Form 10-K of the Corporation dated March 25, 2002, collectively referred to herein as the "RESOURCE PROPERTIES", and the Bogoso property and the Prestea property collectively being referred to herein as the " MATERIAL RESOURCE PROPERTIES");

         (k) neither the Corporation nor any of the Material Subsidiaries has received any notice of the revocation or cancellation of, or any intention to revoke or cancel, any of the material mining claims, concessions or leases comprising the Wassa property;

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                                     - 11 -


         (l) the Corporation and each of its Material Subsidiaries have good and marketable title to all assets owned by them free and clear of all liens, charges and encumbrances, other than as will be held for the benefit of the Secured Banks, which banks are providing funding in respect of the acquisition of Wexford Goldfields Limited, upon completion of such acquisition, and other than such liens, charges and encumbrances that are not individually or in the aggregate material to the Corporation or the Material Subsidiaries;

         (m) all interests in the Resource Properties are owned, leased or held by the Corporation or its Material Subsidiaries as owner or lessee thereof, are so owned with good and marketable title or are so leased with good and valid title, are in good standing, are valid and enforceable, are free and clear of any liens, charges or encumbrances and no royalty is payable in respect of any of them, except as set out in the U.S. Prospectus or the Incorporated Documents or as are not individually or in the aggregate material to the Corporation or the Material Subsidiaries, or other than as would not have a material effect on the value of such interests; no other material property rights are necessary for the conduct or intended conduct of the Corporation's or the Material Subsidiaries' business and there are no restrictions on the ability of the Corporation or the Material Subsidiaries to use, transfer or otherwise exploit any such property rights, except as set out in the U.S. Prospectus or the Incorporated Documents;

         (n) the Corporation is in the process of acquiring, through its wholly-owned subsidiary Wasford Holdings, 90% of the equity of Wexford Goldfields Limited, which is in the process of acquiring all interests in the Wassa gold property in Ghana` (the "Wassa Transactions"). The Wassa property and the current terms of the Wassa Transactions are as described in the U.S. Preliminary Prospectus and the U.S. Prospectus. The Corporation expects that the Wassa Transactions will close by September 1, 2002. The Corporation knows of no fact, event, occurrence, announcement or any other thing that would, or might reasonably be expected to, materially increase the costs of the closing of the Wassa Transactions, or materially delay the closing of the Wassa Transactions;

         (o) (A) the Corporation and its Material Subsidiaries are in compliance with all material terms and provisions of all contracts, agreements, indentures, leases, instruments and licences material to the conduct of its business and (B) all such contracts, agreements, indentures, leases, policies, instruments and licences are valid and binding in accordance with their terms and in full force and effect;

         (p) to the best of the Corporation's knowledge, information and belief none of the real property (and the buildings constructed thereon) in which the Corporation or any of the Material Subsidiaries has a direct or indirect interest, whether leasehold or fee simple or otherwise (the "REAL PROPERTY"), or upon or within which it has operations, is subject to any judicial or administrative proceeding alleging the violation of any federal, provincial, state or municipal environmental, health or safety statute or regulation, domestic or foreign, or is subject to any investigation concerning whether any remedial action is needed to respond to a release of any Hazardous Material (as defined below) into the environment. Neither the Corporation nor any Material Subsidiary nor, to the Corporation's knowledge, any occupier of the Real Property, has filed any notice under any federal, provincial, state or municipal law, domestic or foreign, indicating past or present treatment, storage or disposal of a Hazardous Material. Except in compliance with applicable environmental laws, none of the Real Property has at any time been used by the Corporation or a Material Subsidiary or, to the best of the Corporation's knowledge, information and belief by any other occupier, as a waste storage or waste disposal site. The Corporation, on a consolidated basis, has no contingent liability of which it has knowledge in connection with any release of any Hazardous Material on or into the environment from any of the Real Property or operations thereon. Neither the Corporation nor any Material Subsidiary nor, to the best of the Corporation's knowledge, any occupier of the Real Property, generates, transports, treats, processes, stores or disposes of any waste on any of the Real Property in contravention of applicable federal, provincial, state or municipal laws or regulations enacted for the protection of the natural environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or human health or wildlife. To the Corporation's knowledge, no underground storage tanks or surface impoundments containing a petroleum product or Hazardous Material are located on any of the Real Property in contravention of applicable federal, provincial, state or municipal laws or regulations, domestic or foreign, enacted for the protection of the natural environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), human health or wildlife. For the purposes of this
                  Section 6(1)(p), "HAZARDOUS MATERIAL" means any contaminant, chemical, pollutant, subject waste, hazardous waste, deleterious substance, industrial waste, toxic matter or any other substance that when released into the natural environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) is likely to cause, at some immediate or future time, harm or degradation to the natural environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or risk to human health and, without restricting the generality of the foregoing, includes any contaminant, chemical, pollutant, subject waste, deleterious substance, industrial waste, toxic matter or hazardous waste as defined by applicable federal, provincial, state or municipal laws or regulations enacted for the protection of the natural environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or human health or wildlife;

         (q) except as disclosed in the U.S. Prospectus or the Incorporated Documents, the Corporation and each of its Material Subsidiaries maintain appropriate insurance against loss of, or damage to, their assets for all insurable risks on a repair, reinstatement or replacement cost basis, and all of the policies in respect of such insurance coverage are in good standing in all respects and not in default;

         (r) the consolidated audited financial statements of the Corporation for its fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 and the unaudited interim financial statements of the Corporation for the quarter ended March 31, 2002 (collectively the "CORPORATION'S FINANCIAL STATEMENTS"), copies of which are incorporated by reference in the U.S. Preliminary Prospectus and the U.S. Prospectus, including any reconciliation of financial statements prepared in accordance with generally accepted accounting principles in Canada with generally accepted accounting principles in the United States, are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of the Corporation on a consolidated basis for the periods then ended and the Corporation's Financial Statements have been prepared in accordance with generally accepted accounting principles in Canada applied on a consistent basis, and comply as to form in all material respects with the applicable accounting requirements of the U.S. Securities Act and the U.S. Exchange Act, as applicable, and the related published rules and regulations thereunder;

         (s) the execution and delivery of and the performance by the Corporation of this U.S. Agreement and the Canadian Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, including the issuance and sale of the Common Shares comprised in the Securities, the creation, issuance and sale of the Warrants comprised in the Securities and the creation and issuance of the Underwriters' Warrants (as defined in the Canadian Underwriting Agreement) have been authorized by all necessary action on the part of the Corporation;

         (t) this U.S. Agreement and the Canadian Underwriting Agreement have been duly executed and delivered by the Corporation and each such agreement is a legal, valid and binding obligation of, and is enforceable against, the Corporation in accordance with its terms (subject to bankruptcy, insolvency or other laws affecting the rights of creditors generally, the availability of equitable remedies and the qualification that rights to indemnity and waiver of contribution may be contrary to public policy);

         (u) except as disclosed in the U.S. Prospectus or the Incorporated Documents, since March 31, 2002: (A) there has been no material change in the business, affairs, operations, assets, liabilities or financial condition of the Corporation on a consolidated basis; (B) no current reports or other documents have been filed on a confidential basis with the SEC; (C) there has been no transaction entered into by the Corporation and not disclosed which is material to the Corporation; (D) the Corporation and its Material Subsidiaries, on a consolidated basis, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, nor entered into any material transaction or agreement not in the ordinary course of business; and (E) there has been no dividend or distribution of any kind declared, paid or made by the Corporation or, except for dividends paid to the Corporation or its Material Subsidiaries, any of its Material Subsidiaries, on any class of capital stock or repurchase or redemption by the Corporation or any of its Material Subsidiaries of any class of capital stock;

         (v) the directors and officers of the Corporation and their compensation arrangements with the Corporation, whether as directors, officers or employees of the Corporation, are as disclosed in the U.S. Prospectus or in the Incorporated Documents if required to be so disclosed;

         (w) all of the material contracts and agreements of the Corporation and of its Material Subsidiaries not made in the ordinary course of business (collectively the "MATERIAL CONTRACTS") have been disclosed in the Incorporated Documents;

         (x) all tax returns, reports, elections, remittances and payments of the Corporation and of its Material Subsidiaries required by law to have been filed or made in any applicable jurisdiction, have been filed (or are in the process of being prepared for filing, which delayed filing will not have an adverse effect on the Corporation or any of its Material Subsidiaries) or made (as the case may be), other than for taxes being contested in good faith, or with respect to which the failure to file or make would not have a material adverse effect, either individually or in the aggregate, to the Corporation and the Material Subsidiaries, and, to the knowledge of the Corporation, are substantially true, complete and correct and all taxes of the Corporation and of its Material Subsidiaries, in respect of which payment or accrual is required under applicable law, other than taxes being contested in good faith, have been so paid or accrued in the Corporation's Financial Statements;

         (y) the Corporation is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the United States Investment Company Act of 1940, as amended;

         (z) there is no material action, suit, proceeding, investigation or judgment pending, or to the Corporation's knowledge, threatened or outstanding against or affecting the Corporation or any Material Subsidiary (or their respective officers and directors) at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board or agency, domestic or foreign, which in any way materially adversely affects or may materially adversely affect the business, operations or condition of the Corporation or any Material Subsidiary (financial or otherwise) or its property or assets or which questions or may question the validity of the creation, issuance or sale, of the Securities or any action taken or to be taken by the Corporation or any Material Subsidiary pursuant to or in connection with this U.S. Agreement or any other material contract to which the Corporation or any Material Subsidiary is a party, as the case may be;

         (aa) except as have been made or obtained prior to Closing, under the laws of the Qualifying Provinces and the United States, no consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental agency or body or regulatory authority is required for the creation, issue, sale and delivery (as the case may be) of the Securities or the Underwriters' Warrants or the consummation by the Corporation of the transactions contemplated in this Agreement and the Canadian Underwriting Agreement;

         (bb) all necessary corporate action has been taken or will have been taken prior to the Time of Closing by the Corporation so as to validly issue and sell the Common Shares comprised in the Securities, to validly create and issue the Underwriters' Warrants to the Canadian Underwriters and to validly create, issue and sell the Warrants comprised in the Securities and upon receipt by the Corporation of the purchase price as consideration for the issue of the Securities, the Common Shares comprised in the Securities will be validly issued and outstanding as fully paid and non-assessable shares of the Corporation;

         (cc) the attributes of the Securities conform in all material respects with the description thereof contained in the U.S. Registration Statement;

         (dd) (i) neither the Corporation nor any of its Material Subsidiaries nor, any employee or agent of the Corporation or any Material Subsidiary, has made any unlawful contribution or other payment to any official of, or candidate for, any federal, state, provincial or foreign office, or failed to disclose fully any contribution, in violation of any law, or
                  (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States;

         (ee) the Corporation and each of its Material Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in Canada and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (ff) neither the Corporation nor any of the Company's officers, directors or affiliates has taken, and at the Closing Date will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Securities;

         (gg) the Corporation has timely and properly filed (i) with the SEC all reports and other documents required to have been filed by it with the SEC pursuant to the U.S. Securities Act and the rules and regulations, and (b) all reports or other documents required to have been filed by it with the securities commission or similar regulatory body of each province in Canada, the Toronto Stock Exchange or any other applicable Canadian governmental authorities. True and complete copies of all such reports and other documents have been delivered to the U.S. Agents;

         (hh) neither the Corporation nor any Material Subsidiary (x) was a personal holding company within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended (the "CODE") (a "PHC"), a foreign personal holding company with the meaning of
                  Section 542 of the Code (an "FPHC"), or a controlled foreign corporation with the meaning of Section 957 of the Code (a "CFC") for its taxable year ended December 31, 1995 or for any previous taxable year, or (y) expects that it will constitute a PHC, a FPHC or a CFC for its current taxable year ending December 31, 2001;

         (ii) the Corporation (x) was not a passive foreign investment company (a "PFIC") within the meaning of section 1296 of the Code for its taxable year ended December 31, 2001 or for any previous taxable year and (y) expects that it will not constitute a PFIC for its current taxable year ending December 31, 2002;

         (jj) CIBC Mellon Trust Company, at its principal office in Vancouver, has been duly appointed as the transfer agent and registrar for the Common Shares; and

         (kk) the forms of the certificate representing the Warrants have been duly approved by the Corporation and comply with the provisions of the Canada Business Corporations Act and of the TSX.

(2) The representations and warranties made by the Corporation to the Canadian Underwriters in the Canadian Underwriting Agreement are hereby incorporated by reference, and shall have the same effect as though they were made to the U.S. Agents under this U.S. Agreement.

SECTION 7 REPRESENTATIONS AND WARRANTIES OF THE U.S. AGENTS

Each U.S. Agent hereby severally, and not jointly, represents and warrants that:

         (a) it is, and will remain so, until the completion of the Offering, appropriately registered under applicable U.S. Securities Laws so as to permit it to lawfully fulfil its obligations hereunder and it is, and will remain so, until the completion of the Offering, a member in good standing of the National Association of Securities Dealers, Inc.; and

         (b) it has good and sufficient right and authority to enter into this U.S. Agreement and complete its transactions contemplated under this U.S. Agreement on the terms and conditions set forth herein.

SECTION 8 COVENANTS OF THE CORPORATION

(1)      The Corporation covenants with the U.S. Agents that:

         (a) during the period from the date hereof to the completion of the distribution of the Securities, the Corporation will promptly advise the U.S. Agents in writing of the full particulars of any material change in the business, affairs, operations, assets, liabilities or financial condition of the Corporation, on a consolidated basis, or any material change in any statement contained in the U.S. Prospectus or the Canadian Prospectus, as such documents exist immediately prior to such change, which change is, or may be, of such nature as would result in any of such documents, as they exist immediately prior to such change, containing an untrue statement of a material fact or an omission to state therein a material fact that is required to be stated or that is necessary to make the statements therein not misleading in light of the circumstances in which they were made or which would result in any of such documents, as they exist immediately prior to such change not complying with the U.S. Securities Act. The Corporation will promptly prepare and file with the SEC an amendment to the U.S. Registration Statement or supplement to the U.S. Prospectus and/or the Canadian Prospectus which in the opinion of the U.S. Agents, acting reasonably, may be necessary or advisable to correct such untrue or misleading statement or omission. The Corporation shall in good faith discuss with the U.S. Agents any change in circumstances (actual, anticipated, contemplated or threatened) which is of such a nature that there may be a reasonable doubt as to whether written notice need be given to the U.S. Agents under the provisions of this Section 8(1)(a);

         (b) the Corporation will deliver without charge to the U.S. Agents, as soon as practicable, and in any event no later than July 18, 2002 in the case of the U.S. Prospectus and the Canadian Prospectus, and thereafter from time to time during the distribution of the Securities, in such cities as the U.S. Agents shall notify the Corporation, as many commercial copies of each of the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus and the Canadian Prospectus, respectively (and in the case of an amendment or supplement, such amendment or supplement), as the U.S. Agents may reasonably request for the purposes contemplated by the U.S. Securities Laws and the Canadian Securities Laws and such delivery shall constitute consent by the Corporation to the use by the U.S. Agents, the Canadian Underwriters and the Selling Firms of such documents in connection with the Offering in the United States and Canada, subject to the provisions of applicable U.S. Securities Laws and Canadian Securities Laws;

         (c) the Corporation shall use its best efforts to arrange that the Common Shares comprised in the Securities are listed and posted for trading on the TSX and the AMEX on the Closing Date, and that the Warrants comprised in the Securities are listed and posted for trading on the TSX on the Closing Date subject only to the documentary filing requirements of each such exchange;

         (d) it will not: (i) offer, pledge, sell, contract to sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise lend, transfer or dispose of, directly or indirectly, any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares; or (ii) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Shares or such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise (other than the Securities and other than in connection with the grant or exercise of options, issuances under the Corporation's existing Stock Option Plans or employee share purchase plan or any other existing rights of conversion or securities issued as consideration for an acquisition of assets or shares), for a period ending 90 days after the closing of the Offering without the prior written consent of the U.S. Lead Manager, such consent not to be unreasonably withheld;

         (e) it will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the U.S. Prospectus;

         (f) it will use its reasonable best efforts to make all necessary arrangements with the Alternative Investment Market of the London Stock Exchange in order that the Common Shares are listed on that exchange within 6 months of the Closing Date; and

         (g) to make generally available to its securityholders as soon as practicable, but in any event, not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the U.S. Securities Act), an earnings statement of the Corporation and its subsidiaries (which need not be audited) complying with Section 11(a) of the U.S. Securities Act and the rules and regulations of the SEC thereunder (including at the option of the Corporation, Rule 158).

SECTION 9 ADDITIONAL DOCUMENTS UPON FILING OF U.S. PROSPECTUS

(1) The U.S. Agents' obligations under this U.S. Agreement are conditional upon the receipt by the U.S. Agents concurrently with the filing of the U.S. Prospectus, of:

         (a) a "long form" comfort letter dated the date of U.S. Prospectus from the auditors of the Corporation, addressed to the U.S. Agents and Canadian Underwriters, in form and substance reasonably satisfactory to the U.S. Agents, relating to the verification of the financial information and accounting data and other numerical data of a financial nature contained in the U.S. Prospectus and matters involving changes or developments since the respective dates as of which specified financial information is given in the U.S. Prospectus to a date not more than two business days prior to the date of such letter. Such letter shall further state that such auditors are independent public accountants within the meaning of the U.S. Securities Act and the appropriate rules and regulations thereof, and that

                  (i) in their opinion the Corporation's financial statements examined by them and included or incorporated by reference in the U.S. Prospectus comply in all material respects with the applicable accounting requirements of the U.S. Securities Act and the U.S. Exchange Act and the related published rules and regulations;

                  (ii) In their opinion any unaudited pro forma financial statements included or incorporated by reference in the U.S. Registration Statement comply as to form in all material respects with the requirements of the U.S. Securities Act and the U.S. Exchange Act and the related published rules and regulations, and all pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements;

                  (iii) they have performed the procedures specified by the American Institute of Certified Accountants for a review of interim financial information described in Statement of Auditing Standards No. 71, on the unaudited financial statements included or incorporated by reference in the U.S. Registration Statement;

                  (iv) on the basis of the review referred to above nothing came to their attention that caused them to believe that the unaudited financial statements included or incorporated by reference in the U.S. Registration Statement, including any reconciliation of financial statements prepared in accordance with generally accepted accounting principles in Canada with generally accepted accounting principles in the United States, do not comply as to form in all material respects with the requirements of the U.S. Securities Act and the U.S. Exchange Act and the related published rules and regulations, or that any material modification should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principals;

                  (v) they have compared specified United States and Canadian dollar amounts (or percentages derived from such United States and Canadian dollar amounts) and other financial information contained in the U.S. Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Corporation and its subsidiaries subject to the internal controls of the Corporation's accounting system or are derived from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such United States and Canadian dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter;

                  (vi) they compared at the date of the latest available balance sheet read by such auditors, or at a subsequent specified date not more than two business days prior to the date of the U.S. Prospectus, there was any material change in the capital or any increase in short term indebtedness or long-term debt of the Corporation and its Material Subsidiaries consolidated or, at the date of the latest available balance sheet read by such auditors, there was any material decrease in consolidated net current assets or net assets as compared with amounts shown on the latest balance sheet included or incorporated by reference in the U.S. Prospectus; and

                  (vii) they compared for the period from the date of the latest income statement included in the U.S. Prospectus to the date of the latest available income statement read by such auditors or at a subsequent specified date not more than two business days prior to the date of the U.S. Prospectus, there were any material decreases as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the U.S. Prospectus, in the consolidated revenue, net operating income, or total or per share amounts of net income;

         (b) true hand-signed copies of the U.S. Registration Statement and all amendments thereto as required by U.S. Securities Laws; and

         (c) a copy of any other document required to be filed by the Corporation with SEC under U.S. Securities Laws.

(2) The comfort letter referred to in Section 9(1)(a) shall be in addition to any comfort letters required by the terms of the Canadian Underwriting Agreement to be delivered to the Canadian Underwriters.

(3) Similar documents and comfort letters shall be delivered to the U.S. Agents with respect to any amendment to the U.S. Prospectus (provided, in the case of comfort letters, that the amendment to the U.S. Prospectus contains financial, accounting or other numerical data of a financial nature), or as required by the terms of the Canadian Underwriting Agreement to be delivered to Canadian Underwriters.

SECTION 10 CLOSING

(1) The Offering will be completed at the offices of Stikeman Elliott in Toronto at 8:00 a.m. (Toronto time) on July 24, 2002 (the "TIME OF CLOSING" and the "CLOSING DATE", respectively) or at such other time and/or on such other date as the U.S. Agents and the Corporation may agree upon, but in any event no later than August 7, 2002.

(2) At the Time of Closing, subject to the terms and conditions contained in this U.S. Agreement, the Corporation shall deliver to the U.S. Agents a certificate or certificates representing the Offered Securities against payment of the purchase price by certified cheque, bank draft or wire transfer, dated the Closing Date, payable to the Corporation. The Corporation will, at the Time of Closing and upon such payment of the purchase price to the Corporation, make payment in full of the Underwriting Fee.

SECTION 11

         The U.S. Agents shall have the right to sell Additional Units (as such term is defined in the Canadian Underwriting Agreement) to the public upon the terms and conditions for the sale of such securities specified in the Canadian Underwriting Agreement and the Inter-Dealer Agreement.

SECTION 12 TERMINATION RIGHTS

(1) All terms and conditions set out herein shall be construed as conditions and any breach or failure by the Corporation to comply with any such conditions in favour of the U.S. Agents shall entitle the U.S. Agents to terminate their obligations under this U.S. Agreement by written notice to that effect given to the Corporation prior to the Time of Closing on the Closing Date. The Corporation shall use its reasonable best efforts to cause all conditions in this U.S. Agreement to be satisfied. It is understood that the U.S. Agents may waive in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to their rights in respect of any subsequent breach or non-compliance, provided that to be binding on the U.S. Agents, any such waiver or extension must be in writing.

(2) In addition to any other remedies that may be available to the U.S. Agents, the U.S. Agents shall each be entitled, at their option, to terminate and cancel, without any liability on the U.S. Agents' part, their obligations under this U.S. Agreement, by giving written notice to the Corporation at any time at or prior to the Time of Closing on the Closing Date:

         (a) if there should occur any suspension or limitation of trading in securities generally on the TSX or AMEX, or if a general moratorium on commercial banking activities in Toronto or New York should be declared by the relevant authorities, or if, in relation to the Corporation, any inquiry, investigation or other proceeding (whether formal or informal) is commenced, threatened or announced or any order or ruling is issued by any officer of such exchange or market, or by the SEC, or any other regulatory authority in Canada or the United States, or if any law or regulation under or pursuant to any statute of Canada or of any province thereof or of the United States or any state or territory thereof is promulgated or changed which, in the reasonable opinion of the U.S. Agents (or any of them) operates to prevent or materially restrict trading the Common Shares or the distribution of the Securities or could reasonably be expected to have a significant adverse effect on the market price of the Common Shares or the Securities;

         (b) if, after the date hereof and prior to the Time of Closing, the state of financial markets in Canada or the United States is such that, in the reasonable opinion of the U.S. Agents (or either of them), the Securities cannot be marketed profitably, either U.S. Agent shall be entitled, at its option, to terminate its obligations under this Agreement by notice to that effect given to the Corporation at or prior to the Time of Closing;

         (c) if any inquiry, investigation or other proceeding is commenced or any other order is issued under or pursuant to any statute of the United States or any state thereof (other than an inquiry, investigation or other proceeding order based solely upon the activities or alleged activities of any U.S. Agent or Selling Firm) or Canada or any province thereof or there is any change of law or the interpretation or administration thereof by a securities regulator or other public authority, which in the reasonable opinion of the U.S. Agent, operates to prevent or materially restrict the trading of the Common Shares or the distribution of the Securities;

         (d) if there shall occur any material change in the business, affairs, operations, assets, liabilities or financial condition of the Corporation on a consolidated basis or other change in a material fact relating to the Corporation on a consolidated basis which in the U.S. Agents' reasonable opinion would be expected to have a significant adverse effect on the market price or value of any of the Securities or the Common Shares; or

         (e) if there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence, including without limiting the generality of the foregoing, any military conflict, civil insurrection, or any terrorist action, including, without limitation, military insurrection (whether or not in connection with such conflict or insurrection), or any law or regulation, which, in the U.S. Agents' reasonable opinion, seriously adversely affects or involves, or will seriously adversely affect or involve, the Canadian or United States financial markets or the business, operations or affairs of the Corporation on a consolidated basis and/or prevents or materially restricts the trading of the Common Shares or the distribution of the Securities.

(3) The U.S. Agents shall make reasonable best efforts to give notice to the Corporation (in writing or by other means) of the occurrence of any of the events referred to in Section 12(2), provided that neither the giving nor the failure to give such notice shall in any way affect the entitlement of the U.S. Agents to exercise this right at any time prior to or at the Time of Closing.

(4) The rights of termination contained in this Section 12 as may be exercised by the U.S. Agents are in addition to any other rights or remedies the U.S. Agents may have in respect of any default, act or failure to act or non-compliance by the Corporation in respect of any of the matters contemplated by this U.S. Agreement.

(5) If the obligations of the U.S. Agents are terminated under this U.S. Agreement pursuant to these termination rights, the Corporation's liabilities to the U.S. Agents shall be limited to the Corporation's obligations under Section 13, Section 14 and Section 15.

SECTION 13 INDEMNITY

(1) The Corporation agrees to indemnify and hold harmless each U.S. Agent, and their respective directors, officers, employees and agents, and each person, if any, who controls any U.S. Agent within the meaning of
         Section 15 of the U.S. Securities Act or Section 20 of the U.S. Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the U.S. Securities Act, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon
         (i) any breach of
         a representation or warranty of the Corporation contained herein or the failure of the Corporation to comply with any of its obligations hereunder, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus, the Canadian Prospectus or the U.S. Registration Statement, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such untrue statement or omission or alleged untrue statement or omission was made in such U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus, the Canadian Prospectus or U.S. Registration Statement, or such amendment or supplement, in reliance upon and in conformity, with information furnished in writing to the Corporation by or on behalf of any U.S. Agent or Canadian Underwriter expressly for use in the preparation thereof; provided, however, that the foregoing indemnity against losses, claims, damages or liabilities is subject to the condition that, insofar as it relates to any untrue statement or alleged untrue statement, omission or alleged omission made in the U.S. Registration Statement, the U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus but eliminated or remedied in the U.S. Prospectus and the Canadian Prospectus, such indemnity shall not inure to the benefit of any U.S. Agent from whom the person asserting any loss, claim, damage or liability purchased the Securities which are the subject thereof (or to the benefit of any person who controls such U.S. Agent) if such U.S. Agent failed to send or give a copy of the U.S. Prospectus (or any amendment or supplement thereto) to such person at or prior to the time such action is required by the U.S. Securities Act.

(2) Each U.S. Agent agrees to indemnify and hold harmless the Corporation, each person, if any, who controls the Corporation within the meaning of
         Section 15 of the U.S. Securities Act or Section 20 of the U.S. Exchange Act, each director of the Corporation and each officer of the Corporation, against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the U.S. Securities Act, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus, the Canadian Prospectus or the U.S. Registration Statement, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the U.S. Prospectus, or the Canadian Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Corporation by such U.S. Agent with respect to the U.S. Agents expressly for use in the preparation thereof.

(3) Any party which proposes to assert the right to be indemnified under this Section 13 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnified party under this
         Section 13, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
         Section 13. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defence thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defence thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defence thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defence of such action (in which case the indemnifying parties shall not have the right to direct the defence of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not in fact have employed counsel to assume the defence of such action. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. For the purposes of clause (ii) of the preceding sentence only, any indemnified party or parties shall be represented by one counsel whom they may select with the approval, which shall not be unreasonably withheld, of the indemnifying parties.

SECTION 14 CONTRIBUTION

         In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 13 hereof is applicable but for any reason, other than as specified in Section 13, is held to be unavailable from the indemnifying party, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted), in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the U.S. Agents on the other from the offering of the Securities. If however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the U.S. Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the U.S. Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Corporation bear to the total Underwriting Fees received by the U.S. Agents, in each case as set forth in the U.S. Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the U.S. Agents on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the U.S. Agents agree that it would not be just and equitable if contributions pursuant to this Section 14 were determined by pro rata allocation (even if the U.S. Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 14. Notwithstanding the provisions of this Section 14, (i) in no case shall any U.S. Agent be responsible for any amount in excess of the sum of the Underwriting Fee applicable to the Securities purchased by such U.S. Agent hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 14, each person, if any, who controls a U.S. Agent within the meaning of the U.S. Securities Act and the U.S. Exchange Act, and each director, officer, employee and agent of a U.S. Agent shall have the same rights to contribution as such U.S. Agent, and each person, if any, who controls the Corporation within the meaning of the U.S. Securities Act and the U.S. Exchange Act, and each director of the Corporation shall have the same rights to contribution as the Corporation, subject in each case to clauses (i) and (ii) of this Section 14. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 14, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may he sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 14. No party shall be liable for contribution with respect to any action or claim settled without its written consent. The U.S. Agents' obligations in this section to contribute are several in proportion to their respective obligations and not joint.

SECTION 15 EXPENSES

         Whether or not the transactions provided for herein (including the Offering) are completed, the Corporation shall pay all costs, fees and expenses of or incidental to the performance of its obligations under this U.S. Agreement including, without limitation: (i) the costs of the Corporation's professional advisors (including, without limitation, the Corporation's auditors, counsel and any local counsel), (ii) the cost of printing the U.S. Preliminary Prospectus, the U.S. Prospectus, the Canadian forms of such prospectuses, and any amendments and supplements thereto, and certificates for the Securities, (iii) the preparation of any Blue Sky survey regarding the offers and sales of the Securities in the various states, and (iv) all applicable costs related to the review by the NASD of the terms of the sale of the Offered Securities (which NASD-related costs are to include, in addition to any filing fees, legal fees and related G.S.T.). The fees and disbursements of any counsel (whether Canadian or U.S.) to the U.S. Agents and the Canadian Underwriters up to an aggregate amount of Cdn $[170,000] and out-of-pocket expenses of the U.S. Agents shall be borne by the Corporation; provided that, notwithstanding the foregoing, in the event that the sale and purchase of the Securities is not completed in accordance with the terms hereof (other than as a result of a breach by the U.S. Agents of any of its obligations hereunder), the Corporation shall assume and pay, in addition to the out-of-pocket expenses of the U.S. Agents and any other expenses required to be paid by it hereunder, all fees and disbursements of counsel (whether Canadian or U.S.) to the U.S. Agents or the Canadian Underwriters.

SECTION 16 ACTION BY U.S. AGENTS

         All steps which must or may be taken by the U.S. Agents in connection with this Agreement, with the exception of the matters relating to termination contemplated by Section 12 hereof, may be taken by the U.S. Lead Manager on behalf of itself and the other U.S. Agent and the acceptance of this offer by the Corporation shall constitute the Corporation's authority for accepting notification of any such steps from, and for delivering the definitive documents constituting the Securities to or to the order of the U.S. Lead Manager.

SECTION 17 GOVERNING LAW; TIME OF ESSENCE

         This U.S. Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable therein and time shall be of the essence hereof.

SECTION 18 SURVIVAL OF WARRANTIES, REPRESENTATIONS, COVENANTS AND AGREEMENTS

         All warranties, representations, covenants and agreements of the Corporation and the U.S. Agents herein contained or contained in documents submitted or required to be submitted pursuant to this U.S. Agreement shall survive the purchase by the U.S. Agents of the Securities and shall continue in full force and effect, regardless of the closing of the sale of the Securities and regardless of any investigation which may be carried on by the U.S. Agents, or on their behalf, for a period of four years following the Closing Date. Without limitation of the foregoing, the provisions contained in this U.S. Agreement in any way related to the indemnification or the contribution obligations herein shall survive and continue in full force and effect, indefinitely.

SECTION 19 PRESS RELEASES

         The Corporation shall provide the U.S. Agents and their counsel with a copy of all press releases to be issued by the Corporation concerning the Offering contemplated hereby prior to the issuance thereof, and shall give the U.S. Agents and their counsel a reasonable opportunity to provide comments on any press release.

SECTION 20 NOTICES

         All notices or other communications by the terms hereof required or permitted to be given by one party to another shall be given in writing by personal delivery or by facsimile delivered or facsimile to such other party as follows:

(a)      to the Corporation at:

         Golden Star Resources Ltd.
         10579 Bradford Road
         Suite 103
         Littleton, Colorado
         U.S.A.  80127-4247

         Attention:       Peter Bradford
         Facsimile No.:   (303) 830-9094

         with a copy to:

         Field Atkinson Perraton LLP
         1900, 350-7th Avenue S.W.
         Calgary, Alberta
         T2P 3N9

         Attention:       Bonnie Kuhn
         Facsimile No.:   (403) 264-7084

         and to:

         Stoel Rives LLP
         900 S.W. 5th Avenue
         Portland, Oregon
         U.S.A. 97204-1268

         Attention:       John Halle
         Facsimile No.:   (503) 220-2480

(b)      to the U.S. Agents at:

         Canaccord Capital Corporation (USA) Inc.
         c/o Canaccord Capital Corporation
         320 Bay Street
         Suite 1210
         Toronto, Ontario

         Attention:       Peter Marrone
         Facsimile No.:   (416) 869-3876

         and

         BMO Nesbitt Burns Corp.
         c/o BMO Nesbitt Burns Inc.
         1 First Canadian Place
         Toronto, Ontario
         M5X 1H3

         Attention:       Egizio Bianchini
         Facsimile No.:   (416) 359-4459
         with a copy to:

         Stikeman Elliott
         5300 Commerce Court West
         199 Bay Street
         Toronto, Ontario
         M5L 1B9

         Attention:       Jay C. Kellerman
         Facsimile No.:   (416) 947-0866

         and to:

         Dorsey & Whitney LLP
         BCE Place
         161 Bay Street, Suite 4310
         Toronto, Ontario
         Canada M5J 2S1

         Attention:            Christopher Barry
         Facsimile No.:        (416) 367-7371


or at such other address or facsimile number as may be given by either of them to the other in writing from time to time and such notices or other communications shall be deemed to have been received when delivered or, if facsimile, on the next business day after such notice or other communication has been facsimile (with receipt confirmed).

SECTION 21 JUDGMENT CURRENCY

         In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "JUDGMENT CURRENCY") other than United States dollars, the Corporation shall indemnify each U.S. Agent against any loss incurred by such U.S. Agent as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which a U.S. Agent is able to purchase United States dollars with the amount of the judgment currency actually received by such U.S. Agent. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

SECTION 22 COUNTERPART SIGNATURE

         This Agreement may be executed in one or more counterparts (including counterparts by facsimile) which, together, shall constitute an original copy hereof as of the date first noted above.

SECTION 23 ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the U.S. Agents and the Corporation relating to the subject matter hereof and supersedes all prior agreements between the U.S. Agents and the Corporation.



         (THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

SECTION 24 ACCEPTANCE

         If this offer accurately reflects the terms of the transaction which we are to enter into and if such terms are agreed to by the Corporation, please communicate your acceptance by executing where indicated below and returning by facsimile one copy and returning by courier one originally executed copy to Canaccord Capital Corporation (USA) Inc. (Attention: Peter Marrone).


                                            Yours very truly,




                                            CANACCORD CAPITAL
                                            CORPORATION (USA) INC.


                                            By:  "Diane Shore"
                                                 -------------------------------
                                                 Authorized Signing Officer




                                            BMO NESBITT BURNS CORP.


                                            By:  "Norman S. Skaffer"
                                                 -------------------------------
                                                 Authorized Signing Officer

         The foregoing accurately reflects the terms of the transaction that we are to enter into and such terms are agreed to.

         ACCEPTED at Littleton, Colorado as of this 17th day of July, 2002.


                                             GOLDEN STAR RESOURCES LTD.



                                             By:  "Allan J. Marter"
                                                  ------------------------------
                                                  Authorized Signing Officer

                                   SCHEDULE A


                              MATERIAL SUBSIDIARIES


        NAME                       TYPE OF OWNERSHIP                             PERCENTAGE
        ----                       -----------------                             ----------

Caystar Holdings (Cayman                 Shares                                      100%
Islands)

Bogoso Holdings (Cayman                  Shares                                      100%
Islands)

Bogoso Gold Limited                      Shares                                       90%
(Ghana)

Guyanor Ressources S.A.                  Shares                                       73%
(France)

Societe de Traveux Publics et            Shares                                      100%
de Mines Auriferes en
Guyane S.A.R.L. (France)

Societe des Mines de Yaou &              Shares                                      100%
Dorlin (France)

Societe de Mines de Saint-               Shares                                      100%
Elie S.A.R.L. (France)

Pan African Resources                    Shares                                      99.9%
Corporation (Yukon
Territory)

Pan African Resources                    Shares                                      100%
Corporation (Barbados)

PARC Cote d'Ivoire S.A.                  Shares                                      100%
(Ivory Coast)

Wasford Holdings (Cayman                 Shares                                      100%
Islands)

                                   SCHEDULE B

Unless the context otherwise dictates, all capitalized terms herein have the meaning ascribed to thereto in the U.S. Agency Agreement to which this Schedule B is attached

         Canadian counsel's opinions:

         As set out in Section 4(1) of the Canadian Underwriting Agreement.

         U.S. counsel's opinions:

         1. No authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal or state governmental authority or regulatory body is required for the consummation of the transactions contemplated by the U.S. Agency Agreement, the Canadian Underwriting Agreement or the Warrant Indenture, except such as have been obtained under the U.S. Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the U.S. Agents.

         2. To such counsel's knowledge and other than as set forth in the U.S. Prospectus, there are no legal or governmental proceedings pending to which the Corporation or any of its subsidiaries is a party or of which any property of the Corporation or any of its subsidiaries is bound that would, individually or in the aggregate have a material adverse effect on the current consolidated financial position, shareholders' equity or results of operation of the Corporation and its subsidiaries; and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         3. Neither the issue and sa le of the Securities as described in the U.S. Prospectus and Canadian Prospectus, nor the consummation of the transactions contemplated by the U.S. Agency Agreement and the Canadian Underwriting Agreement and the performance of the terms of the U.S. Agency Agreement and the Canadian Underwriting Agreement, including the issuance of the Underwriters' Warrants (as such term is defined in the Canadian Underwriting Agreement), (i) will result in a breach of or constitute a default under any agreement or instrument that is listed as an exhibit to the U.S. Registration Statement or any document incorporated by reference to the U.S. Prospectus and to which the Corporation or any of its Material Subsidiaries is a party or bound, (ii) will contravene any law, rule or regulation of the United States of America or the State of Oregon or any law, rule or regulation of any other state known by such counsel to be applicable to the Corporation or (iii) based solely on a certificate signed by an officer of the Corporation, on the date hereof, will contravene any order or decree of any court or government agency or instrumentality any state or the Federal government of the United States of America known to such counsel.

         4. The statements made in the U.S. Prospectus and the Canadian Prospectus under the caption "Plan of Distribution", insofar as they purport to summarize the material terms of the U.S. Agency Agreement and the Canadian Underwriting Agreement, and under the caption "U.S. Federal Income Tax Considerations", insofar as they purport to describe the material tax consequences under U.S. Federal Income Tax laws of an investment in the Securities, fairly summarize the matters therein described.

         5. The Corporation is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         6. The U.S. Registration Statement has become effective under the U.S. Securities Act, any required filing of a preliminary prospectus or prospectus, and any supplement thereto pursuant to Rule 424 under the U.S. Securities Act has been made in the manner and within the time required by Rule 424 and to such counsel's knowledge, no stop order suspending the effectiveness of the U.S. Registration Statement has been issued and no proceeding for that purpose has been instituted, threatened or contemplated by the SEC.

         7. The documents incorporated by reference in the U.S. Prospectus or any further amendment or supplement thereto made by the Corporation prior to the date of this opinion (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which counsel is not expressing an opinion), when they became effective or were filed with the SEC, as the case may be, complied as to form in all material respects with the requirements of the U.S. Securities Act or the U.S. Exchange Act, as applicable, and the rules and regulations of the SEC thereunder; and such counsel has no reason to believe that any of such documents (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which such counsel is not expressing an opinion), when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the U.S. Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of documents which were filed under the U.S. Exchange Act with the SEC (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which such counsel is not expressing an opinion), an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were filed, not misleading.

         8. The U.S. Registration Statement as of its effective date and each of the U.S. Prospectus and the Canadian Prospectus at the time each such prospectus was filed with the SEC pursuant to Rule 424(b) under the U.S. Securities Act and any further amendments and supplements thereto made by the Corporation prior to the date hereof (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which such counsel is not expressing an opinion) comply as to form in all material respects with the requirements of the U.S. Securities Act and the rules and regulations thereunder.

         9. During the course of the Corporation's preparation of the U.S. Registration Statement, such counsel participated in conferences with officers and other representatives of the Corporation, the Corporation's independent public accountants, the U.S. Agents and the Canadian Underwriters and their counsel, at which the contents of the U.S. Registration Statement and the U.S. Prospectus and the Canadian Prospectus were discussed, and while they have not independently verified and are not passing upon the accuracy, completeness or fairness of the statements made in the U.S. Registration Statement, the U.S. Prospectus or the Canadian Prospectus except as explicitly set forth in paragraphs 4 and 12 hereof, no facts have come to such counsel's attention that lead such counsel to believe that the U.S. Registration Statement (other than the financial statements, financial and related statistical data and supporting schedules as to which we make no statement), as of its effective date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the U.S. Prospectus or the Canadian Prospectus, as of their issue date or as of the date hereof, contained or contain any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         10. Such counsel does not know of any amendment to the U.S. Registration Statement required to be filed at or prior to the date hereof which has not been filed as required.

         11. Such counsel does not know of any legal or governmental proceeding or any franchise, contract or other document required to be described in, or filed as an exhibit to, the U.S. Registration Statement or required to be described or incorporated by reference in the U.S. Prospectus or required to be described in the Canadian Prospectus which has not been described, filed or incorporated by reference as required.

         12. The statements included or incorporated by reference in the U.S. Registration Statement and the U.S. Prospectus and the statements included in the Canadian Prospectus describing contracts or other agreements to which the Corporation or any of its Material Subsidiaries is a party or is bound or any United States federal statutes or legal or other governmental proceedings under United States federal law or Oregon state law are accurate in all material respects and fairly summarize such matters

                                   SCHEDULE C


                       OUTSTANDING CONVERTIBLE SECURITIES




                                   NUMBER OF
                                 COMMON SHARES
SECURITY                        EXERCISABLE INTO             EXERCISE OR CONVERSION PRICE
--------                        ----------------             ----------------------------

Options                             4,550,944                    (Cdn$0.60 to Cdn$1.80)

Warrants                            6,602,333                    ($0.70 to $1.75)

Debentures                          1,804,286                    ($0.70)

TOTAL                              12,957,563